UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 18, 2007 (January 17, 2007)
CLARCOR INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11024	36-0922490

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)
840 Crescent Centre Drive, Suite 600, Franklin, TN 37067
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code 615-771-3100

(Former name or former address, if changed since last report).
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements & Exhibits
SIGNATURES
Press Release

Section 2 – Financial Information
     Item 2.02 Results of Operations and Financial Condition.
(a) On January 17, 2007 CLARCOR Inc., a Delaware corporation (NYSE: CLC) (the “Company”), issued a press release disclosing the Company’s financial results for its fourth quarter and 2006 fiscal year (ended December 2, 2006).
Section 9 – Financial Statements & Exhibits
     Item 9.01 Financial Statements & Exhibits
Exhibit 99.1 – Press Release dated January 17, 2007
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLARCOR INC.

By	/S/ Richard M. Wolfson

Richard M. Wolfson, Vice President, General Counsel and Secretary
Date: January 18, 2007